EXHIBIT 4.21

                          [Specimen Stock Certificate]

                                                                   COMMON STOCK
              INCORPORATED UNDER THE LAWS OF                      PAR VALUE $.01
                   THE COMMONWEALTH OF
                       PENNSYLVANIA
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
   NUMBER                                        [image]                                 SHARES
  --------                                                                               ------

                   THIS CERTIFICATE IS                           CUSIP 69351T 10 6
            TRANSFERABLE IN MINNEAPOLIS, MINNESOTA,      SEE REVERSE FOR CERTAIN DEFINITIONS
                  NEW YORK, NEW YORK OR
                 ALLENTOWN, PENNSYLVANIA

                                 PPL CORPORATION

                   THIS IS TO CERTIFY THAT
     PPL

                   IS THE OWNER OF

                   FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

              PPL Corporation (hereinafter referred to as the "Company") transferable on the books of the Company by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Articles of Incorporation, as restated and amended, of the Company (a copy of which is on file with the Transfer Agent), to all of which the holder, by acceptance hereof, assents. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

                     Witness the facsimile seal of the Company and the facsimile signatures of its authorized officers.

              Dated                                                                      [seal]
              COUNTERSIGNED AND REGISTERED:
                       PPL ELECTRIC UTILITIES CORPORATION
                          ALLENTOWN, PA.
                                TRANSFER AGENT
                                      AND REGISTRAR
              BY

              AUTHORIZED SIGNATURE          SECRETARY      CHAIRMAN, PRESIDENT AND CHIEF
                                                           EXECUTIVE OFFICER
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                                 PPL CORPORATION

            THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH SHARE OWNER WHO SO REQUESTS A STATEMENT OF THE DESIGNATIONS, TERMS, RELATIVE RIGHTS, PRIVILEGES, LIMITATIONS, PREFERENCES AND VOTING POWERS AND THE PROHIBITIONS, RESTRICTIONS AND QUALIFICATIONS OF THE VOTING AND OTHER RIGHTS AND POWERS OF THE SHARES OF EACH CLASS OF STOCK WHICH THE COMPANY IS AUTHORIZED TO ISSUE AND OF THE VARIATIONS IN THE RELATIVE RIGHTS AND PREFERENCES BETWEEN THE SHARES OF EACH SERIES OF EACH CLASS OF STOCK WHICH THE COMPANY IS AUTHORIZED TO ISSUE IN SERIES INSOFAR AS THE SAME HAVE BEEN FIXED AND DETERMINED, AND OF THE AUTHORITY OF THE BOARD OF DIRECTORS TO FIX AND DETERMINE THE RELATIVE RIGHTS AND PREFERENCES OF SUBSEQUENT SERIES.

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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

TEN COM    - as tenants in common               UNIF GIFT MIN ACT - __________Custodian___________
TEN ENT    - as tenants by the entireties                             (Cust)              (Minor)
JT TEN     - as joint tenants with right                            under Uniform Gifts to Minors
             of survivorship and not as                             Act___________________________
             tenants in common                                                  (State)


     Additional abbreviations may also be used though not in the above list.

      For value received, __________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER

IDENTIFYING NUMBER OR ASSIGNEE____________________________________________________________________

__________________________________________________________________________________________________

__________________________________________________________________________________________________
  PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE
__________________________________________________________________________________________________

__________________________________________________________________________________________________

__________________________________________________________________________________________________
Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________________
Attorney to transfer the said stock on the books of the within-named Company with full power of substitution in the premises.

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Dated,_______________

                                   X________________________________________


                                   X________________________________________
                                    NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT
                                    MUST CORRESPOND WITH THE NAME(S) AS WRITTEN
                                    UPON THE FACE OF THE CERTIFICATE IN EVERY
                                    PARTICULAR, WITHOUT ALTERATION OR
                                    ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By__________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS,
SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17Ad-15